UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

PURAMED BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)  Form, Schedule or Registration Statement No.:
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(4)  Date Filed:

April 26, 2013

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of PuraMed® BioScience, Inc. This meeting will be held on May 28, 2013 at 1:00 p.m. Central Standard Time at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin  54476.

At this meeting, you will be asked to authorize our Board of Directors to

(1)
Amend our Articles of Incorporation, for the purpose of increasing the authorized shares of common stock of the Company, par value $0.001 (the “Common Stock”) from 50,000,000 to 1,000,000,000 (the “Authorized Share Increase”).

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,

/s/	Russell W. Mitchell
James W. Higgins
Charles A. Phillips

April 26, 2013
Schofield, Wisconsin

PURAMED BIOSCIENCE, INC.
1326 Schofield Avenue
Schofield, Wisconsin 54476
(715) 359-6373

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD May 28, 2013

To Our Shareholders:

PuraMed® BioScience, Inc. (the “Company”) will hold a Special Meeting of Shareholders at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476 at 1:00 p.m. Central Standard Time on May 28, 2013, for the following purposes:

Amend our Articles of Incorporation, for the purpose of increasing the authorized shares of common stock of the Company, par value $0.001 (the “Common Stock”) from 50,000,000 to 1,000,000,000 (the “Authorized Share Increase”).

The holders of record of the Company’s Common Stock at the close of business on April 29, 2013 are entitled to notice of and to vote at the Special Meeting with respect to the Authorized Share Increase. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Authorized Share Increase.  These matters are more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

/s/	Russell W. Mitchell
James W. Higgins
Charles A. Phillips

PURAMED BIOSCIENCE, INC.
1326 SCHOFIELD AVENUE
SCHOFIELD, WISCONSIN 54476
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 28, 2013

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of PuraMed® BioScience, Inc. (together with any  subsidiaries, “Company”, “PuraMed”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476 on May 28, 2013, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to PuraMed’s shareholders on or about May 6, 2013.

VOTING SECURITIES

Only shareholders of record as of the close of business on April 29, 2013 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of April 24, 2013, there were 35,397,877 shares of Common Stock, issued and outstanding and entitled to vote representing approximately 350 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed amendment to the Company’s Articles of Incorporation. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 1326 Schofield Avenue, Schofield, Wisconsin  54476, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

DISSENTER’S RIGHTS

Holders of our voting securities do not have dissenter’s rights under the Minnesota Statutes in connection with the proposal contemplated by this Proxy.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

REQUIRED VOTE

Assuming the presence of a quorum at the Special Meeting:

The affirmative vote of a majority of common shares present at the meeting and entitled to vote is required to approve the Authorized Share Increase.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented.  For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed Authorized Share Increase.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 1326 Schofield Avenue, Schofield, Wisconsin  54476 so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of April 24, 2013, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Shares Owned Beneficially	Percent of Class (1)
Russell Mitchell 1326 Schofield Avenue Schofield, WI 54476	3,925,780	11.1%

James Higgins 1326 Schofield Avenue Schofield, WI 54476	3,281,879	9.3%

Sue Baacke 1326 Schofield Avenue Schofield, WI 54476	100,000	0.3%

Chuck Phillips 35 Swamp Creek Road Erwinna, PA 18920	2,300,000	6.5%

All directors and officers as a group (4 persons)	9,607,659	27.2%

Robert Libauer 4730 Atrium Ct. #550 Owings Mills, MD 21117	5,459,552	15.4%
_______________
(1) Based on a total of 35,397,877 shares outstanding as of April 24, 2013, plus any shares of Common Stock deemed to be beneficially owned pursuant to warrants that are exercisable within 60 days from the above date.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED SHARES OF COMMON STOCK

General

The Company's Articles of Incorporation currently authorizes the issuance of 50,000,000 shares of the Company’s Common Stock, with $0.001 par value per share. As of April 24, 2013, the Company had a total of 35,397,877 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to increase authorized shares of Common Stock from 50,000,000 to 1,000,000,000.

Description of Proposed Amendments

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to Article Three of our Articles of Incorporation, to increase the number of shares of Common Stock we are authorized to issue from 50,000,000 to 1,000,000,000.

The proposed amendment provides that present Article Three shall be deleted and replaced by the following:

This corporation shall have the authority to issue up to an aggregate total of one billion (1,000,000,000) shares of capital stock, $0.001 par value per share.

Voting on the Proposed Amendment to the Articles of Incorporation

The proposed amendment to the Articles of Incorporation is to effect the increase of shares of Common Stock, par value $0.001, from 50,000,000 to 1,000,000,000.

Purposes and Effects of the Proposal

The primary purpose of the Authorized Share Increase is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of the Authorized Share Increase would be to grant the Board of Directors the authority to issue shares of Common Stock, as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTCBB or any other quotation system or exchange upon which the shares of common are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of Common Stock, and it has no plans to commence an offering of any of the Company’s shares at this time. The Board believes, however, that the Authorized Share Increase provides the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of the Authorized Share Increase will permit the Company to take advantage of such opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERS
AND OTHER EFFECTS OF THE PROPOSAL

If the Authorized Share Increase is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock.  The Authorized Share Increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders, which includes the officers and directors of the Company, and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of Common Stock.

The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of available authorized shares of Common Stock be used as a type of antitakeover device. Any additional Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. Other than convertible notes and other agreements previously disclosed by the Company in its public filings, there is currently no plan, agreement or other understanding that could require the Company to issue shares of Common Stock.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

Common Stock. The proposed increase in the authorized number of shares of Common Stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors of the Company although perceived to be desirable by some shareholders.

Required Vote

The approval of the adoption of the proposed Authorized Share Increase for the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AUTHORIZED SHARE INCREASE, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

EXECUTIVE OFFICERS

Russell Mitchell is our Chief Executive Officer; Sue Baacke is our Chief Financial Officer; and James Higgins is our Chief Operating Officer.

EXECUTIVE COMPENSATION

The following table sets forth the executive compensation of the executive officers of the Company for the last three fiscal years.

Summary Compensation Table

Name and Position	Fiscal Year (*)	Salary ($)	Bonus ($)	Stock Awards ($)
Russell Mitchell, CEO	2012	128,154	141,000	-
Russell Mitchell, CEO	2011	96,000	-	75,000
Russell Mitchell, CEO	2010	96,000	-	75,000
James Higgins, COO	2012	97,231	-	-
James Higgins, CFO & COO	2011	96,000	-	-
James Higgins, CFO & COO	2010	96,000	-	-
Sue Baacke, CFO	2012	30,462	-	-
	2011	**	**	**
	2010	**	**	**
_____________
* The fiscal year of the Company ends on June 30.

** The indicated person was not in an executive position for the indicated period; therefore, the compensation is not disclosed.

Outstanding Equity Awards

None.

Employment Agreements

None.

COMPENSATION OF DIRECTORS

On March 25, 2011, the Company issued 800,000 shares of Common Stock based on $0.15 per share to its two directors, 400,000 to Mr. Mitchell and 400,000 to Mr. Higgins in consideration for their serving on the Board of Directors. No shares were issued during fiscal year 2012.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2013 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2013 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2013 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2013 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2013 Annual Meeting of the Company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities.  Based upon the Company’s actual knowledge, all Section 16 reporting requirements applicable to Insiders during 2012 were satisfied on a timely basis.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the Proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

/s/	Russell W. Mitchell
James W. Higgins
Charles A. Phillips

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

PROXY

PURAMED BIOSCIENCE, INC.

SPECIAL MEETING OF SHAREHOLDERS — May 28, 2013

The undersigned shareholder of PuraMed® BioScience, Inc. (the “Company”) hereby appoints Russell W. Mitchell and James W. Higgins, or either of them acting singly in the absence of the other, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at Company headquarters, 1326 Schofield Avenue, Schofield, Wisconsin  54476, at 1:00 p.m., Central Time, on the 28th day of May, 2013, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.
		Please mark boxes [*] or [X] in blue or black ink.	☒

	FOR	AGAINST	ABSTAIN
1. Proposal for the Authorized Share Increase.

To increase the number of shares of Common Stock we are authorized to issue from 50,000,000 to 1,000,000,000.	☐	☐	☐

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _________________________ Print Name ________________________ Signature ________________________ Print Name ________________________ DATED: _____________________, 2013

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]